    As filed with the Securities and Exchange Commission on November 19, 2002

                                                File Nos. 33-97598 and 811-09102

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [x]
                       Post-Effective Amendment No. 25                       [x]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [x]
                                      Amendment No. 27                       [x]

                        (Check appropriate box or boxes)

                                iShares,(R) Inc.

               (Exact Name of Registrant as Specified in Charter)

                       c/o Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                (Address of Principal Executive Office)(Zip Code)

       Registrant's Telephone Number, including Area Code: (415) 597-2000

                          The Corporation Trust Company
                               1209 Orange Street
                              Wilmington, DE 19801
                     (Name and Address of Agent for Service)

                                 With Copies to:
W. JOHN MCGUIRE, ESQ.                          RICHARD MORRIS, ESQ.
MORGAN, LEWIS & BOCKIUS LLP                    BARCLAYS GLOBAL INVESTORS; N.A.
1111 PENNSYLVANIA AVE., NW                     45 FREMONT STREET
WASHINGTON, DC  20004                          SAN FRANCISCO, CA  94105

It is proposed that this filing will become effective (check appropriate box):
[ ] Immediately upon filing pursuant to      [ ] On (date) pursuant to
      paragraph (b)                                paragraph (b)
[]  60 days after filing pursuant to         [ ] On (date) pursuant to paragraph
      paragraph (a)(1)                             (a)(1)
[X] 75 days after filing pursuant to         [ ] On (date) pursuant to paragraph
      paragraph (a)(2)                             (a)(2) of Rule 485
If appropriate, check the following box:

[ ] The post-effective amendment designates a new effective date for a previously filed post-effective amendment

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any State in which the offer, solicitation or sale would be unlawful.

iShares, Inc.

iShares, Inc. consists of 23 separate investment portfolios called "funds." The fund described herein seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region compiled by Morgan Stanley Capital International Inc. ("MSCI"). This prospectus relates to the iShares South Africa Index Fund (the "Fund"). Barclays Global Fund Advisors is the advisor to the Fund.

The shares of the iShares MSCI Funds, called "iShares(R)," are listed and traded on national securities exchanges (each, a "Listing Exchange"). Market prices for iShares may be different from their net asset value ("NAV"). Each Fund has its own CUSIP number and exchange trading symbol.

The Fund issues and redeems iShares at NAV only in large blocks of 50,000 iShares or multiples thereof ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, iShares are not redeemable securities.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       Prospectus Dated February __, 2003

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Table of Contents

Details on Investing   Overview ..........................................
   in iShares          Introduction ......................................
                       Investment Objective ..............................
                       Principal Investment Strategies ...................
                       Replication .......................................
                       Representative Sampling ...........................
                       Correlation .......................................
                       Industry Concentration Policy .....................
Details on the Risks   Principal Risk Factors Common to All Funds ........
   of Investing in     Market Risk .......................................
   iShares             Trading Risk ......................................
                       Asset Class Risk ..................................
                       Tracking Error Risk ...............................
                       Market Trading Risks ..............................
                       Passive Investments ...............................
                       Lack of Governmental Insurance or Guarantee .......
                       Concentration .....................................
                       Derivatives .......................................

Details on Each        Description of iShares MSCI Index Funds ...........
  iShares Fund

                       iShares MSCI South Africa Index Fund ..............

      Details on       Management ........................................
     Management and
      Operations

                       Investment Advisor ................................
                       Administrator, Custodian and Transfer Agent .......

                       Shareholder Information ...........................

Details on Buying and  Buying and Selling iShares ........................
Selling iShares        Book Entry ........................................
                       iShares Prices ....................................
                       Determination of Net Asset Value ..................
                       Dividends and Distributions .......................
                       Taxes .............................................
                       Taxes on Distributions ............................
                       Taxes when iShares are Sold .......................
                       Creations and Redemptions .........................
                       iShares Transaction Fees ..........................
                       Possible Claim ....................................

                       Distribution Arrangements .........................

                       Financial Highlights ..............................

                       Index Providers ...................................

                       Disclaimers .......................................

page 2                                                                   iShares

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Overview

Introduction

This Prospectus provides the information you need to make an informed decision about investing in iShares. It contains important facts about iShares, Inc. (the "Company") as a whole and the Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

The Fund is an "index fund" which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its "Underlying Index") developed by the following Index
Provider:

         MSCI is a leading provider of global indices and benchmark related products and services to investors worldwide. Morgan Stanley Dean Witter & Co., a global financial services firm and a market leader in securities, asset management, and credit services, is the majority shareholder of MSCI.

Barclays Global Fund Advisors ("BGFA"), the advisor to the Fund, is a subsidiary of Barclays Global Investors, N.A. ("BGI"). BGFA and its affiliates are not affiliated with the Index Provider.

The Principal Investment Strategies and the Principal Risk Factors Common to all Funds sections discuss the principal strategies and risks applicable to the Fund, while the Description of iShares Funds sections provide important information about the Fund, including a brief description of its Underlying Index and principal risks specific to the Fund.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance of publicly traded securities in a single stock market or all of the stock markets in a geographic region. The Fund's investment objective may be changed without shareholder approval.

Principal Investment Strategies

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the market it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. BGFA does not make any judgments about the investment merit of a particular security, nor does it attempt to apply any economic, financial or market analysis.

Indexing may eliminate some of the risks of active management such as poor stock selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund has a policy to remain as fully invested as practicable in a pool of equity securities. The Fund will normally invest at least 95% of its assets in stocks that are represented in its Underlying Index or in American Depositary Receipts ("ADRs") based on securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in such stocks and at least half of the remaining 20% of its assets in such stocks or stocks included in the relevant market, but not in its Underlying Index or in ADRs based on securities in its Underlying Index. The Fund may also invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

BGFA uses two basic indexing strategies -- Replication and Representative Sampling -- as described below. The Description of iShares Funds sections indicate the strategy of the Fund.

-------------------------------------
 Investment Policies and Strategies                                       page 3

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Replication

"Replication" is investing in substantially all of the securities in the relevant Underlying Index in approximately the same proportions as in the Underlying Index.

Representative Sampling

"Representative Sampling" is investing in a representative sample of securities in the Underlying Index, which have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Correlation

An index is a theoretical financial calculation while a Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index will vary somewhat due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between the Fund's performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called "tracking error." A fund using Representative Sampling can be expected to have a greater tracking error than a fund using Replication.

Industry Concentration Policy

The Fund will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries, provided that the Fund will comply with the diversification requirements applicable to regulated investment companies of the Internal Revenue Code, any underlying Treasury regulations or any successor provision.

iShares are designed for investors who want a relatively inexpensive passive approach to investing in a portfolio of stocks from a single country or region. International diversification is a generally recognized way to reduce investment portfolio risk. Also, many of the foreign stocks in a Fund are difficult to purchase or hold, or are, as a practical matter, not available to retail investors.

page 4                                                                   iShares

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Principal Risk Factors Common to all Funds

Each fund is subject to the principal risks described below. Additional principal risks associated with the Fund are discussed under the description of the Fund. Some or all of these risks may adversely affect the Fund's NAV, trading price, yield, total return and/or its ability to meet its objectives.

Market Risk

The Fund's NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to market movements, and over longer periods during market downturns.

Foreign Security Risk

The Fund invests entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war.

Management Risk

Because the Fund does not fully replicate its benchmark index and may hold non-index stocks, it is subject to management risk. This is the risk that the investment advisor's strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Currency Risk

Because the Fund's net asset value is determined on the basis of U.S. dollars, you may lose money if you invest in any Fund if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

Emerging Market Risk

Some foreign markets in which the funds invest are considered to be emerging market countries. Investment in these countries subjects a fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Trading Risk

While the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from net asset value. Also, there can be no assurance that an active trading market will exist for iShares of the Fund on the AMEX (or any other securities exchange on which iShares may trade).

Asset Class Risk

The returns from the types of securities in which a fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

-------------------------------------
 Investment Policies and Strategies                                       page 5

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Tracking Error Risk

Factors such as the fees and expenses of the Fund, imperfect correlation between the Fund's securities and those in its Underlying Index, rounding of prices, changes to the Underlying Indices and regulatory policies may affect BGFA's ability to achieve close correlation with the Underlying Index of the Fund. The Fund's returns may therefore deviate from those of its Underlying Index.

Market Trading Risks

Absence of Prior Active Market

         Although the iShares are listed for trading on the American Stock Exchange LLC ("AMEX"), New York Stock Exchange, Inc. ("NYSE"), Chicago Board Options Exchange ("CBOE"), and are listed and traded on other U.S. and foreign exchanges, there can be no assurance that an active trading market for iShares will develop or be maintained.

Lack of Market Liquidity

         Trading in iShares may be halted because of market conditions or for reasons that, in the view of the Listing Exchange, make trading in iShares inadvisable. In addition, trading in iShares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the iShares of the Fund will continue to be met or will remain unchanged.

iShares May Trade at Prices Other than NAV

         iShares may trade at, above or below their NAV. The NAV of iShares will fluctuate with changes in the market value of the Fund's holdings. The trading prices of iShares will fluctuate in accordance with changes in their NAVs as well as market supply and demand. However, given that iShares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAVs of iShares should not be sustained.

         Additional principal risks associated with investing in iShares of the Fund are discussed in the Description of iShares Funds sections.

Passive Investments

The Fund is not actively managed. The Fund may be affected by a general decline in the U.S. or foreign market segments relating to its Underlying Index. The Fund invests in the securities included in its Underlying Index regardless of their investment merit. BGFA does not attempt to individually select securities or to take defensive positions in declining markets.

Lack of Governmental Insurance or Guarantee

An investment in the Fund is not a bank deposit nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Derivatives

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index future contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Non-Diversification Risk

The Fund is classified as "non-diversified." This means that the Fund may invest most of their assets in securities issued by a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

page 6                                                                   iShares

Description of iShares Funds

iShares MSCI Funds

     |X|          iShares MSCI South Africa Index Fund

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. ("MSCI") and its affiliates and has been licensed for use for certain purposes by Barclays Global Investors N.A. The Fund has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Prospectus contains a more detailed description of the limited relationship MSCI has with Barclays Global Investors N.A. and the Fund. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

-------------------------------------
 Investment Policies and Strategies                                       page 7
iShares MSCI South Africa Index Fund

CUSIP:

AMEX Trading Symbol:
----------------------------

Fund Investment Objective

The iShares MSCI South Africa Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the South African market, as measured by the MSCI South Africa Index (the "Index").

Principal Investment Strategy

The Index consists of stocks traded primarily on the Johannesburg Stock Exchange. As of September 30, 2002, the Index's three largest stocks were Anglo American PLC, Sasol LTD and Old Mutual and its three largest industries were diversified metals and mining, diversified chemicals and life and health insurance. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that in recent times, various external factors have impacted recent economic performance. These include diminished confidence in the emerging markets in the wake of Asian, Russian and Argentine financial crisis resulting in a weakening of the South Africa's currency, the rand. Also, weak prices for some mineral commodities that are key components of South African output and a spike in fuel and hence transportation costs. The benefits of the rand's depreciation have not so far been eroded by higher inflation as it has so often been in the past. In the medium to longer term, this may contribute to an improvement in the international competitiveness of domestic producers and consequently to stronger exports, employment and the economy in general. Nevertheless, the long-term decline in employment in the non-agricultural formal sectors of the economy continued in the recent past.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.

page 8                                                                   iShares

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Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

     Shareholder Fees                                                       None
              (fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees discussion below)

     Annual Fund Operating Expenses
              (expenses that are deducted from the Fund's assets)**
              Management Fees                                                  %
              Distribution and Service (12b-1) Fees                            %
              Other Expenses***                                             None
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses                                     %
     ---------------------------------------------------------------------------

          * You will incur customary brokerage commissions when buying or selling shares of the Fund.

          **   Expressed as a percentage of average net assets.

          *** The Company's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Company, except interest expense and taxes (both expected to be de minimus), any future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

              1 Year       3 Years       5 Years       10 Years

                $---         $---          $---           $---


Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $_____ is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 30, 2002 was $________. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a Standard Redemption Fee of $___ on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $________ and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $________ if the Creation Unit is redeemed after one year, $________ if the Creation Unit is redeemed after three years, $________ if the Creation Unit is redeemed after five years, and $________ if the Creation Unit is redeemed after ten years.

-------------------
* See Creations and Redemptions at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

-------------------------------------
 Investment Policies and Strategies                                       page 9

Management

Investment Advisor

As investment advisor, Barclays Global Fund Advisors ("BGFA") has overall responsibility for general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team-approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses incurred by the Fund, except portfolio transaction expenses, Rule 12b-1 distribution expenses, litigation expenses, taxes, extraordinary expenses and the investment advisory fee itself.

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, together with its affiliates, is the world's largest investment advisor of institutional investment assets. As of October 31, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $____ billion. BGI, BGFA, Barclays Global Investor Services, Barclays Bank and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund's portfolios also may invest.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company ("Investors Bank") is the administrator, custodian and transfer agent for each Fund.

Shareholder Information

Buying and Selling iShares

iShares trade on the Listing Exchange during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. iShares may trade on a Listing Exchange until 4:15 (Eastern time) every day the Listing Exchange is open. There is no minimum investment. When buying or selling iShares through a broker, you will incur customary brokerage commissions and charges.

iShares may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section.

iShares trade under the ticker symbol listed in this Prospectus.

Each Listing Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including iShares. The Fund may invest in shares of money market funds affiliated with BGFA.

Book Entry

iShares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company ("DTC") or its nominee, is the record owner of all outstanding iShares of each Fund and is recognized as the owner of all iShares for all purposes.

Investors owning iShares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all iShares. Participants include DTC, securities brokers and dealers, banks, trust

page 10                                                                  iShares
companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of iShares, you are not entitled to receive physical delivery of stock certificates or to have iShares registered in your name, and you are not considered a registered owner of iShares. Therefore, to exercise any right as an owner of iShares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or "street name" form.

iShares Prices

The trading prices of iShares on the Listing Exchange may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors. In addition, in the case of a fund that invests in securities that primarily trade on a foreign exchange, since such foreign exchange may be open on days when the Fund or a Listing Exchange is closed, shareholders may not be able to purchase or redeem iShares from the Fund or buy or sell iShares on the Listing Exchange on days when the NAV of the Fund is significantly affected by events in foreign markets.

The approximate value of iShares of the Fund will be disseminated by Bloomberg every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per iShare of the Fund, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy.

Determination of Net Asset Value

The net asset value per iShares for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that the AMEX is open. The Company may commence determining the net asset value of certain funds more frequently than once a day or may publish intra-day estimated NAVs for certain funds. The price at which a purchase or redemption of Creation Units of iShares is made is based on the next calculation of net asset value. Currency values are generally converted into U.S. dollars using the same exchange rates used by MSCI in the calculation of the Underlying Index (currently exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI if the investment advisor concludes that a different rate is more appropriate. Any use of a different rate from MSCI may adversely affect the Fund's ability to track its Underlying Index.

Dividends and Distributions

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain funds. In addition, the Company intends to distribute, at least annually, amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses, as if the Fund owned the underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters" below. Dividends and securities gains distributions are distributed in US dollars and cannot be automatically reinvested in additional iShares. The Company will inform shareholders within 60 days after the close of a Fund's taxable year of the amount and nature of all distributions made to them.

Taxes

As with any investment, you should consider how the iShares of a Fund will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in a Fund is through a tax-exempt entity or taxed-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

|X| The Fund makes distributions, and

page 11                                                                  iShares

|X| You sell iShares on the AMEX.

Taxes on Distributions

Each Fund will distribute annually any net investment income, and any net realized long-term or short-term capital gains. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the iShares.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in iShares, and as capital gain thereafter. A distribution may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, it may constitute a return of capital.

Dividends and interest received by each Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of each Fund's total assets at the end of its taxable year will consist of foreign stocks or securities, each Fund will "pass through" to you any foreign income taxes (including withholding taxes) paid by a Fund, if you held the Fund, and the Fund held the security, on the dividend entitlement date and for at least fifteen additional days immediately before and/or after. Subject to certain limitations, the foreign income taxes passed through may qualify as a deduction in calculating US taxable income or as a credit in calculating US federal income tax. You will be notified of your portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources within each country. Taxes other than foreign income taxes, including any profits levy payable by the iShares MSCI Malaysia Fund, are not passed through to you in this way.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies. In addition iShares may be subject to U.S. estate tax. You should consult your personal tax advisor as to this matter.

If you are a lawful permanent resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When iShares Are Sold

Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term capital gain or loss if the iShares have been held for more than one year and as short-term capital gain or loss if the iShares have been held for one year or less.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in an Index Series under all applicable tax laws.

Creations and Redemptions

The iShares that trade on a Listing Exchange are "created" at their NAV by market makers, large investors and institutions in block-size Creation Units of 50,000 iShares or more. Each "creator" enters into an authorized participant agreement with SEI Investment Distribution Co., the Fund's distributor, and deposits into the applicable Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units, generally 50,000 iShares.

Similarly, iShares can only be redeemed in a specified number of Creation Units, generally 50,000 iShares, principally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, iShares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form proscribed in the authorized participant agreement.

page 12                                                                  iShares

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant, and in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations ("Participant Agreement"). Information about the procedures regarding creation and redemption of Creation Units is included in the Statement of Additional Information.

Because new iShares may created and issued on an ongoing basis, at any point during the life of a Fund a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case. Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act.

iShares Transaction Fees

Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares. Purchasers and redeemers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The creation and redemption transaction fees for creations and redemptions in kind for each Fund are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions for the Fund made for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to a maximum of four times the amount shown below under "Maximum Creation/Redemption Transaction Fee." In addition, purchasers of iShares in Creation Units are responsible for payment of the costs of transferring the Deposit Securities to the Trust. Redeemers of iShares in Creation Units are responsible for the costs of transferring the Fund Securities from the Trust to their accounts or on their order. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of September 30, 2002, the approximate cost of one Creation Unit per Fund, including the creation transaction fee.

                                                 Approximate            Standard              Maximum
                                                  Value of a            Creation/             Creation/
                                                 Creation Date         Redemption            Redemption
                                               as of September 30,     Transaction           Transaction
       Name of Fund                                   2002                 Fee                   Fee
      -----------------                            -----------          ----------           ------------
      iShares MSCI South Africa Index Fund ......     $                   $                     $

------------

Possible Claim

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named Mopex, Inc. to amend its complaint to add the Company, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Company's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. In the action, the plaintiff alleges that the actions of the parties, now including the Company, infringed the patent. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Company has been named a party, this action is one of three involving related issues. The Company believes it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Company and thus raise the expense ratios of the Fund, adversely affecting performance.

page 13                                                                  iShares

Distribution Arrangements

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Company to pay distribution fees for the sale and distribution of iShares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the Rule 12b-1 Plan are calculated and paid monthly with respect to the Fund at a rate set from time to time by the Board, provided that the annual rate may not exceed 0.25% of the average daily net assets of the Fund. The distribution fees payable under the 12b-1 Plan are used to pay distributions-related expenses, including: compensation to the distributor at a rate fixed by the Company's Board of Directors from time to time (currently % of the Company's average daily net assets, subject to an annual minimum of $ ); compensation to a sales and marketing consultant retained by the Company at a rate of % of the Company's average daily net assets; and reimbursements of expenses incurred by the distributor and other persons (principally the investment advisor in connection with marketing and the distribution of the Company's shares). In addition, the distributor has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the distributor will pay broker-dealers or other persons, out of Rule 12b-1 fees received from the Fund to which such fees apply, at the annual rate of up to 0.25 of 1% of the average daily net asset value of iShares held through DTC for the account of such DTC Participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by them. The distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Financial Highlights

Financial highlights for the Fund are not presented as the Fund has not been in existence for a suitable reporting period as of the date of this Prospectus.

Index Provider

MSCI is a leading provider of global indices and benchmark related products and services to investors worldwide. It is headquartered in New York, and conducts business worldwide with operations in Geneva, London, Hong Kong, Tokyo, Singapore, Sydney, Frankfurt, Milan, Paris, Princeton and San Francisco. Morgan Stanley Dean Witter & Co., a global financial services firm and a market leader in securities, asset management, and credit services, is the majority shareholder of MSCI, and The Capital Group Companies, Inc., a global investment management group, is the minority shareholder.

BGI has entered into a license agreement with MSCI to use the Underlying Index. BGI is sub-licensing rights in the Underlying Index to iShares, Inc. at no charge.

Disclaimers

iShares, Inc. is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI South Africa Index makes any representation or warranty, express or implied, to the owners of iShares or any member of the public regarding the advisability of investing in funds generally or in this Fund particularly or the ability of the MSCI South Africa Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI South Africa Index which is determined, composed and calculated by MSCI without regard to the Fund. MSCI has no obligation to take the needs of the Fund or the owners of iShares into consideration in determining, composing or calculating the MSCI South Africa Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Fund to be issued or in the determination or calculation of the equation by which this Fund is redeemable for cash. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI South Africa Index has any obligation or liability to owners of this Fund in connection with the administration, marketing or trading of iShares.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI South Africa Index guarantees the accuracy and or the completeness of the indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI South Africa Index makes any warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the funds, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI South Africa Index shall have any liability for any errors, omissions or interruptions of or in connection with the indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI South Africa Index makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI South Africa Index have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of iShares, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

iShares are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares of any Fund or any member of the public regarding the ability of a fund to track the total return performance of the Underlying Index or the ability of the Underlying Index identified herein to track stock market performance. The Underlying Index identified herein are determined, composed and calculated by MSCI without regard to the iShares of the Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any index, nor in the determination of the timing of, prices of, or quantities of the iShares of the Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The AMEX has no obligation or liability to owners of the iShares of the Fund in connection with the administration, marketing or trading of the iShares of the Fund.

The AMEX does not guarantee the accuracy and/or the completeness of any indices or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by iShares, Inc. on behalf of its Funds as licensee, licensee's customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the iShares of the Fund, or any other person or entity from the use of the Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Copies of the Prospectus can be found on our website at www.iShares.com. For more detailed information on iShares, Inc. and iShares, you may request a copy of the Statement of Additional Information ("SAI").

The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have questions about the Fund or iShares or you wish to obtain the SAI, semiannual or annual report free of charge, please:

         Call:    1-800-iShares
                  Monday through Friday
                  8:00 a.m. to 8:00 p.m. (Eastern time)

         Write:   iShares, Inc.
                  c/o SEI Investments Distribution Co.
                  1 Freedom Valley Drive
                  Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about any Fund and its iShares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

                    Investment Company Act File No. 811-09102

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any State in which the offer, solicitation or sale would be unlawful.

--------------------------------------------------------------------------------

         Investment Company Act File No. 811-09102

         iShares, Inc.
         (The "Company")


         iShares MSCI South Africa Index Fund


         Statement of Additional Information

         February __, 2003


This Statement of Additional Information ("SAI") provides information about iShares, Inc. (the "Company") and the iShares MSCI South Africa Index Fund (the "Fund"). This information is in addition to the information contained in the Fund's Prospectus dated February __, 2003. This SAI is not a prospectus. It should be read in conjunction with the Prospectus. Copies of the Company's Prospectus may be obtained free of charge by telephoning 1-800-iShares (1-800-474-2737) or visiting our website at iShares.com.

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
         TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                          PAGE

GENERAL INFORMATION ......................................................  1
INVESTMENT STRATEGIES AND RISKS ..........................................  1
     Exchange Listing and Trading ........................................  1
     Lending Portfolio Securities ........................................  2
     Repurchase Agreements ...............................................  3
     Currency Transactions ...............................................  3
     Money Market Instruments ............................................  3
     Futures Contracts and Options .......................................  4
         Futures Transactions ............................................  4
         Restrictions on the Use of Futures Contracts and
         Options on Future Contracts .....................................  5
         Federal Tax Treatment of Futures Contracts ......................  5
         Future Developments .............................................  6
     Swap Agreements .....................................................  6
     Non-U.S. Equity Portfolios ..........................................  6
     Lack of Diversification of the Fund .................................  6
     Investments in Subject Equity Markets ...............................  7
     Regional and Country-Specific Economic Considerations ............... 18
MSCI INDICES ............................................................. 35
INVESTMENT LIMITATIONS ................................................... 38
MANAGEMENT OF THE COMPANY ................................................ 41
     Directors and Officers of the Company ............................... 41
     Directors' Compensation ............................................. 43
INVESTMENT ADVISORY MANAGEMENT, ADMINISTRATIVE
     AND DISTRIBUTION SERVICES ........................................... 51
     Investment Advisor .................................................. 51
     Administrator ....................................................... 54
     Sub-Administrator ................................................... 55
     Distributor ......................................................... 56
     Custodian and Lending Agent ......................................... 58
     Transfer Agent ...................................................... 59
BROKERAGE ALLOCATION ..................................................... 59
ADDITIONAL INFORMATION CONCERNING iSHARES ................................ 60
     Capital Stock ....................................................... 60
     Book Entry Only System .............................................. 61
PURCHASE AND REDEMPTION OF iSHARES ....................................... 62
     Creation Units ...................................................... 62
     Purchase and Issuance of iShares in Creation Units .................. 63
     Redemption of iShares in Creation Units ............................. 67
     Determining Net Asset Value ......................................... 70
     Continuous Offering ................................................. 70
TAXES .................................................................... 71
PERFORMANCE INFORMATION .................................................. 72
COUNSEL AND INDEPENDENT AUDITORS ......................................... 76
     Counsel ............................................................. 76
     Independent Auditors ................................................ 76
APPENDIX A ...............................................................A-1

The information contained herein regarding Morgan Stanley Capital International Inc. ("MSCI"), the MSCI Indices, local securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

MSCI is a company jointly owned by Morgan Stanley Dean Witter & Co. ("MSDW"), an international investment banking, asset management and brokerage firm and The Capital Group Companies, Inc. ("Capital"), an international investment management company that is not affiliated with MSDW. MSCI is the owner of the MSCI Indices and has full responsibility for the design, maintenance, production and distribution of the Indices, including additions and deletions of constituents within the Indices.

iShares are not sponsored, endorsed, or promoted by MSCI or any affiliates of MSCI. Neither MSCI or any of its affiliates nor any other party involved in making or compiling any MSCI Index makes any representation or warranty, express or implied, to the owners of the iShares of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the iShares of the Fund particularly, or the ability of the indices identified herein to track general stock market performance. MSCI has no obligation to take the needs of the issuer of the iShares of the Fund or the owners of the iShares of the Fund into consideration in determining, composing, calculating or disseminating the respective MSCI Indices. Neither MSCI nor any of its affiliates nor any other party involved in making or compiling the MSCI Index is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares of the Fund to be issued or in the determination or calculation of the equation by which the iShares of the Fund are redeemable. Neither MSCI nor any of its affiliates nor any other party involved in making or compiling any MSCI Index has any obligation or liability to owners of the iShares of the Fund in connection with the administration, marketing or trading of the iShares of the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party involved in making or compiling any MSCI Index guarantees the accuracy and/or the completeness of the Indexes or any data obtained included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling any MSCI Index shall have any liability for any errors, omissions or interruptions of or in connection with the indexes or any data included therein. Neither MSCI or any of its affiliates nor any other party involved in making or compiling any MSCI Index makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall MSCI any affiliates or any other party involved in making or compiling any MSCI Index have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Unless otherwise specified, all references in this SAI to "dollars," "USD," "US$" or "$" are to United States Dollars. Some numbers in this SAI have been rounded. All U.S. Dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

GENERAL INFORMATION

iShares, Inc. (the "Company") was organized as a Maryland corporation on August 31, 1994, and is an open-end management investment company currently operating 22 separate investment portfolios or "funds." Each of the funds is classified as a "non-diversified" investment company under the Investment Company Act of 1940. The Board of Directors of the Company may authorize additional funds in the future.

INVESTMENT STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

Exchange Listing and Trading. The iShares of the Fund are listed for trading on the AMEX (the "Listing Exchange"). Certain funds also trade on certain other national securities exchanges and foreign exchanges. The AMEX has approved modifications to its Rules to permit the listing of iShares of the funds that have commenced operations. iShares, which are non-redeemable, trade on the AMEX at prices that may differ to some degree from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value". There can be no assurance that the requirements of the AMEX necessary to maintain the listing of iShares of the Fund will continue to be met. The AMEX may remove the iShares of the Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the iShares for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of the Company.

iShares of certain of the Company's funds may be traded on U.S. national securities exchanges other than the AMEX from time to time.

As in the case of other stocks traded on the AMEX, the brokers' commission on transactions will be based on negotiated commission rates at customary levels for retail customers and rates which range between $0.015 to $0.12 per share for institutions and high net worth individuals.

In order to provide current iShares pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for the Fund as calculated by Bloomberg, L.P ("Bloomberg"). The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. IOPVs are disseminated every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. Eastern time.

The IOPV has an equity securities value component and a cash component. The equity securities values included in the IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit of iShares, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Company for the Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the IOPV on a per fund basis disseminated during AMEX trading hours should not be viewed as a real time update of the net asset value per share of the Company, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the Company for the Fund may diverge from the applicable IOPV during any trading day. In such a case, the IOPV would not precisely reflect the value of the Fund's portfolio. In addition, the foreign exchange rate used by the Company in computing net asset value of the Fund may differ materially from that used by Bloomberg. See "Determining Net Asset Value" below.

The equity securities included in the IOPV reflect the same market capitalization weighting as the Deposit Securities of the Fund. In addition to the equity component described in the preceding paragraph, the IOPV for the Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable home foreign currency. If a fund has no overlap in trading hours between the foreign market and the AMEX, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the Fund's portfolio, and converts the price to U.S. dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. dollar and the applicable foreign currency. If a fund has trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts those prices into U.S. dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

Lending Portfolio Securities. The Company may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the cash government securities or other assets that are pledged as collateral to the Company in connection with these loans generate income, securities lending enables the Fund to earn additional income that may partially offset the expenses of the Fund, and thereby reduce the effect that expenses have on the Fund's ability to provide investment results that substantially correspond to the price and yield performance of its MSCI Index. These loans may not exceed 33 1/3% of the Fund's total assets. The documentation for these loans provide that the Fund will receive collateral equal to at least 105% of the current market value of the loaned securities, and such collateral will be periodically marked to market in accordance with procedures approved by the Board, as marked to market each day, the collateral may consist of cash government securities or other assets permitted by applicable regulations and interpretations.

Barclays Global Investors, N.A. ("BGI") currently is seeking an exemptive order to serve as the Company's securities lending agent. The Board of Directors of the Company has approved the selection of BGI as securities lending agent conditioned upon the receipt of an order. Thus, it is expected that, following the receipt of such order, BGI will be appointed as securities lending agent to the Company. As such, BGI will share with the Fund any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Company will comply with the conditions for lending established by the SEC staff. The SEC staff currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and (6) while voting rights on the loaned securities may pass to the borrower, the Company, acting under the supervision of its Board of Directors (the "Board" or the "Directors") must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Although the Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Company). In addition, the Fund bears the risk of loss of any cash collateral that it invests in short-term investments.

Repurchase Agreements. The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Company's custodian bank until repurchased. In addition, the Company's Board of Directors monitors the Company's repurchase agreement transactions. The Advisor has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. The Fund will use its cash to enter into repurchase agreements only with registered securities dealers and Federal Reserve Member banks with minimum assets of at least $50 million and have met additional quantitative and qualitative standards set by Barclays Global Investors' Group Credit and Market Risk Group.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Company may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Company's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Currency Transactions. The investment policy of the Fund is to remain as fully invested as practicable in the equity securities of the relevant market. Hence, the Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Advisor utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the corresponding MSCI Index and may lower the Fund's return. The Fund could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC which permits the funds it manages, including the funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Futures Contracts and Options. The Fund may utilize futures contracts and options to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the Fund. In such circumstances the Fund may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Advisor believes to be representative of the relevant benchmark index.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Company expects to earn interest income on its margin deposits.

The Fund may use futures contracts and options thereon, together with positions in cash and short-term investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many funds. In addition, the Company is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the Advisor may seek to utilize other instruments that it believes to be correlated to the underlying index.

Since there are very few futures traded on the MSCI Indices, the Fund may need to utilize other futures contracts or combinations thereof to simulate the performance of its benchmark MSCI Index. This process may magnify the "tracking error" of the Fund's performance compared to that of its benchmark MSCI Index, due to the lower correlation of the selected futures with its benchmark MSCI Index. The investment advisor will attempt to reduce this tracking error by using futures contracts whose behavior is expected to represent the market performance of the Fund's underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of its benchmark MSCI Index.

Futures Transactions. Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds.

The Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which futures contracts are used, and the fact that steps will be taken to eliminate the leverage of any futures positions, the Fund would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the Company of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Fund will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. Assets committed to initial margin deposits for futures and options on futures are held in a segregated account at the Company's custodian bank. The Fund will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain in a segregated account with its custodian bank assets substantially identical to those underlying the contract or cash and high quality debt securities (or a combination of the foregoing) having a value equal to its obligations under the contract (less the value of any margin deposits in connection with the position).

Federal Tax Treatment of Futures Contracts. The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

The Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

Future Developments. The Fund may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

Swap Agreements. The Fund may utilize swap agreements to the extent described in the Prospectus. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess is maintained in a segregated account at the Company's custodian bank.

Non-U.S. Equity Portfolios. An investment in iShares involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Foreign Securities. The Fund may purchase publicly traded common stocks of foreign corporations. The Fund's investment in common stock of foreign corporations may also be in the form of foreign securities such as American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market.

Lack of Diversification of the Fund. The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Information about large holdings in single issuers is included in the description of the Fund. In addition, the Fund may concentrate its investments in particular industries as noted in the description of the Fund. The Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code, to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the U.S. Internal Revenue Code severely limits the investment flexibility of the Fund and makes it less likely that the Fund will meet its investment objective.

The stocks of one or more particular issuers, or of issuers in particular industries, may dominate the benchmark index of the Fund and, consequently, the investment portfolio of the Fund. This may adversely affect the performance of the Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The iShares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

Investments in Subject Equity Markets. A Brief description of the equity markets in which the Fund is invested is provided below.

The South African Equity Markets

General Background. The Johannesburg Stock Exchange (JSE) has a history of over 100 years beginning with its establishment in 1887. As the only stock exchange in South Africa, it was initially founded to enable the new mines and their financiers to raise funds for the development of the fledgling mining industry. The exchange is directed by an honorary committee of sixteen people, all with full voting rights. The elected stockbroking members, who may not number less than eight and not more than eleven, may appoint an Chief Executive Officer and five non-members to the committee. Policy decisions are made by the committee and carried out by a full-time executive headed by the Chief Executive Officer. The JSE operates an equities market with many of its members also trading bonds and financial futures. Traditional options are traded on an OTC basis. Corporate limited liability membership with ownership by non-stockbrokers was introduced in November 1995 supplementing the present membership of sole traders, partnerships or unlimited liability corporate members. The member firm, however, will be the trading entity and not the individual. The JSE does allow foreigners to operate as member firms.

Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of October 31, 2002, the total market capitalization of the South African equity markets was approximately US$ 64.1 billion.

Regional and Country-Specific Economic Considerations.

South Africa. South Africa, a republic, is a middle-income, developing country with an abundant supply of resources, well-developed financial, legal, communications, energy, and transport sectors. The South Africa stock exchange ranks among the ten largest in the world, with a modern infrastructure supporting an efficient distribution of goods to major urban centers throughout the region. The chief industries are mining (it is the world's largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs. Chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments. Chief exports are composed of gold, diamonds, platinum, other metals, minerals, machinery and equipment. The gross domestic product ("GDP") was estimated at $412 billion as of 2001. As of 2001, unemployment was estimated at 37%. With inflation rising during the first quarter of 2002, policy interest rates were raised by 100 basis points each in January, March, and June 2002. The tightening provided support for the rand, which at the end of June 2002 was approximately 23% more depreciated than at the end of August 2001. In response to rising inflation, the consumer price index rose to 10.6% while the Producer Price Index rose to 15.2% in July 2002. The Reserve Bank boosted the repurchase rate 100 basis points to 13.5%. This was the fourth consecutive 100 basis point increase in 2002.

Economic growth has not been strong enough to cut into high unemployment, and daunting economic problems remain from the apartheid era, especially the problems of poverty and lack of economic empowerment among the disadvantaged groups. Other problems are crime, corruption, and HIV/AIDS. President MBEKI has vowed to promote economic growth and foreign investment, and to reduce poverty by relaxing restrictive labor laws, stepping up the pace of privatization, and cutting unneeded governmental spending. However the economy slowed, largely the result of the slowing of the international economy.

After some delays, structural reforms appear to be picking up pace. Implementation of the program for restructuring public enterprises that was launched in 2000 has been slow, but Telkom, the state telecommunications company, is now expected to be divested by March 2003 and the restructuring of Denel, the state defense corporation, is well ahead of schedule. An integrated human resource development strategy is being implemented to address skill deficiencies after a lengthy process of consultation with stakeholders. Gold stocks continued to rebound on easing concerns that the actual mining charter (calling for black empowerment of the mining industry) is likely to be far less onerous than what was leaked earlier. Amendments to South Africa's labor legislation are about to come into law and include more flexible work practices, steps to protect the interests of retrenched workers, and streamlined arbitration and conciliation procedures.

                                THE MSCI INDICES

In General. The Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indices to Morgan Stanley Capital International Inc. ("MSCI"), a Delaware corporation of which MSDW is the majority owner. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 85% of the free float-adjusted market capitalization of a country's stock market reflected in the MSCI Index for such country. In the first phase, effective as of the close of November 30, 2001, MSCI implemented approximately half of the change resulting from the free float adjustment for all existing index constituents and, simultaneously, include all the new constituents resulting from the increase in coverage to 85% at approximately half of their free float-adjusted market capitalization. The remaining adjustments to fully implement the enhanced methodology will take place in the second phase, effective as of the close of May 31, 2002. Given trends such as increased market concentration, the increase in coverage is expected to provide greater diversification and representation of market opportunities. The MSCI Indices seek to balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

Weighting. Effective November 30, 2001, all single-country MSCI Indices will be free-float weighted, i.e., companies will be included in the indices at the value of their free public float (free float, multiplied by price). MSCI defines "free float" as total shares excluding shares held by strategic investors such as governments, corporations, controlling shareholders and management, and shares subject to foreign ownership restrictions.

MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for regional and international indices which include such markets.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is critical to the calculation of certain combined developed and emerging market indices published by MSCI.

Selection Criteria

To construct relevant and accurate equity indices for the global institutional investor under the Enhanced Methodology, MSCI undertakes an index construction process, which involves: (i) Defining the equity universe, (ii) Adjusting the total market capitalization of all securities in the universe for free float available to foreign investors. (iii) Classifying the universe of securities under the Global Industry Classification Standard (GICS), and (iv) Selecting securities for inclusion according to MSCI's index construction rules and guidelines.

Defining the Universe. The index construction process starts at the country level, with the identification of the universe of investment opportunities. Currently, MSCI creates equity indices for 51 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe. About 99% of the world's total equity market capitalization is included in the MSCI universe.

Adjusting the Total Market Capitalization of Securities in the Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe. The process of free float adjusting market capitalization involves (i) defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float (ii) assigning a free float-adjustment factor to each security and (iii) calculating the free float-adjusted market capitalization of each security.

Classifying Securities Under the Global Industry Classification Standard (GICS). In addition to the free float-adjustment of market capitalization, all securities in the universe are assigned to the industry that best describes their business activities. To this end, MSCI has designed, in conjunction with Standard & Poor's, the Global Industry Classification Standard. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of reflecting broad and fair industry representation in its indices.

Selecting Securities for Index Inclusion. In order to ensure a broad and fair representation in the indices of the diversity of business activities in the universe, MSCI follows a "bottom-up" approach to index construction, building indices from the industry group level up. The bottom-up approach to index construction requires a thorough analysis and understanding of the characteristics of the universe. This analysis drives the individual security selection decisions, which aim to reflect the overall features of the universe in the country index. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) each company's business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities. All else being equal, MSCI targets for inclusion the most sizable and liquid securities in an industry group. In addition, securities that do not meet the minimum size guidelines discussed below and/or securities with inadequate liquidity are not considered for inclusion, (iii) the estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) Strategic and other shareholdings not considered part of available free float. (ii) Limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's Inclusion Factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. Securities of companies with an overall free float of less than 15% across all share classes are generally not eligible for inclusion. Exceptions to this general rule are made only in significant cases, where not including a security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

Price and Exchange Rates.
Prices. Prices used to calculate the MSCI Indices are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

Exchange Rates. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets. The WM/Reuters Closing Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 p.m. London time by the WM/Reuters Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indices. Under the Enhanced Methodology, the MSCI Equity Indices are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the indices, emphasis is also placed on their continuity and on minimizing turnover in the indices. MSCI classifies index maintenance in two broad categories: (i) Index rebalancing and (ii) Market driven changes and corporate events.

The index rebalancing process is designed to ensure that the indices continue to be an accurate reflection of an evolving marketplace. The evolution may be due, for example, to a change in the composition or structure of an industry or other developments, including regular updates in shareholder information used in the estimation of free float. During the examination of a country index at a quarterly index rebalancing, the free float-adjusted market capitalization and representation of each industry group in the index is measured against the underlying market. A complete or partial index rebalancing, which will result in additions and deletions, for a country may be necessary if one or more industry groups have become significantly over- or under-represented.

Index rebalancing for each MSCI Country Index generally takes place every 12 to 18 months. Individual country index rebalancing for MSCI Country Indices usually occurs on only four dates throughout the year: as of the close of the last business day of February, May, August and November. MSCI Index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.

New Issues. In general, newly listed equity securities available to foreign investors would be considered for inclusion in the MSCI Indices, according to MSCI's Enhanced Methodology index rules and guidelines, at the time of the quarterly index rebalancing for the country. However, for new issues that are significant in size and meet all the MSCI inclusion criteria, an early inclusion, outside of the quarterly index rebalancing, may be considered.

MSCI may decide not to include a large new issue even in the normal process of restructuring, and in spite of its substantial size and liquidity.

Index Rebalancing Deletions During an index rebalancing, securities may be deleted from a country index for a variety of reasons, including significant decreases in free float-adjusted market capitalization, significant deterioration in liquidity, changes in industry classification, decreases in free float, more restrictive Foreign Ownership Limits (FOLs), and availability of a better industry representative. In assessing deletions, it is important to emphasize that indices must represent the full-investment cycle, including bull as well as bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalizations, and/or declining liquidity, and yet not be deleted because they continue to be good representatives of their industry group.

INVESTMENT LIMITATIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at a meeting of the security holders of the Company, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except as otherwise noted below, the Fund may not:

           1. Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Fund will comply with the diversification requirements applicable to regulated investment companies of the Internal Revenue Code, any underlying Treasury regulations or any successor provision.

           2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that the Fund may lend its portfolio securities in an amount not to exceed 331/3% of the value of its total assets;

           3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the Fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

           4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund's assets);

           5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but the Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

           6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

           7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that the Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

           8. Sell securities short; or

           9. Invest in commodities or commodity contracts, except that the Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will not:

           1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by the Fund in accordance with its views; or

           2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

For purposes of the percentage limitation on the Fund's investments in illiquid securities, with respect to the Fund, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), are not deemed illiquid if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or other organized market and are not legally restricted from sale by the Fund. The Advisor monitors the liquidity of restricted securities in the Fund's portfolio under the supervision of the Company's Board. In reaching liquidity decisions, the Advisor considers, among other things, the following factors:

           1. The frequency of trades and quotes for the security;

           2. The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

           3. Dealer undertakings to make a market in the security; and

           4. The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

MANAGEMENT OF THE COMPANY

The following information supplements and should be read in conjunction with the section in the Prospectus entitled Management.

Directors and Officers. The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by the Advisor and other service providers. Each Director serves until his or her successor is duly elected and qualified.

iShares, Inc., iShares Trust, Barclays Global Investors Funds and Master Investment Portfolio are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and oversees 77 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 100 portfolios within the fund complex.

                              Interested Directors

          ----------------------------------------------------------------------------------------------------------
                                          Position(s),       Principal Occupation(s)
             Name, Age and Address     Length of Service       During Past 5 Years       Other Directorships Held
          ----------------------------------------------------------------------------------------------------------
          *Garrett F. Bouton (56)      Director (since    Managing Director and Chief   Chairman of the Board of
          Barclays Global Investors    2001), Chairman    Executive Officer (since      Directors (since 1998) of
          45 Fremont Street            (since February    1999) for Barclays Global     BGFA; Director (since

-----------------------------------------------------------------------------------------------------------------------
          San Francisco, CA 94105       28, 2002) and       Investors, N.A. ("BGI")        1998) of BGI; Director of
                                        President.          Global Individual Investor     various Barclays
                                                            Business; Global H.R.          subsidiaries (since 1997).
                                                            Director (from 1996-1999)
                                                            for BGI.

          *Nathan Most (88)             Director (since     Consultant to BGI              None.
          P.O. Box 193                  1996), Chairman     (1998-present), American
          Burlingame, CA 94011          Emeritus (since     Stock Exchange (1996-2000)
                                        February 28, 2002)  and the Hong Kong Stock
                                                            Exchange (1998 to
                                                            present); Consultant
                                                            to the Amsterdam
                                                            Stock Exchange
                                                            (1997-1998);
                                                            Consultant to the
                                                            Pacific Stock
                                                            Exchange
                                                            (1997-1998);
                                                            Formerly Senior Vice
                                                            President American
                                                            Stock Exchange (New
                                                            Product Development)
                                                            (1976-1996).
   -------------------------------------------------------------------------------------------------------------

* Garrett F. Bouton and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Fund's investment advisor and BGI, the parent company of BGFA.

                              Independent Directors

          -------------------------------------------------------------------------------------------------------------
             Name, Age and Address         Position(s),        Principal Occupation(s)      Other Directorships Held
                                        Length of Service        During Past 5 Years
          -------------------------------------------------------------------------------------------------------------
          John B. Carroll (65)          Director (since     Retired Vice President of      Trustee and member of the
          520 Main Street               1996)               Investment Management          Executive Committee (since
          Ridgefield, CT 06877                              (1984-2000) of Verizon         1991) of The Common Fund
                                                            Corporation; Advisory Board    Institutional Funds, a
                                                            member of Ibbotson             non-profit organization;
                                                            Associates (1992-1998);        Member of the Board of
                                                            former Vice Chairman and       Managers of JP Morgan
                                                            Executive Committee Member     Private Equity Funds.
                                                            (1994-1998) of the Committee
                                                            on Investment of Employee
                                                            Benefit Assets of the
                                                            Financial Executive
                                                            Institute.

          Richard K. Lyons (41)         Director (since     Professor, University of       Board of Trustees:
          Haas School of Business,      2001)               California, Berkeley: Haas     Matthews Asian Funds since
          UC Berkeley                                       School of Business (since      1995 (oversees 6
          Berkeley, CA 94720                                1993); Consultant for IMF      portfolios).
                                                            World Bank, Federal Reserve
                                                            Bank, and Citibank N.A.
                                                            (since 2000)

                        Independent Directors (continued)

          -------------------------------------------------------------------------------------------------------------
                                           Position(s),        Principal Occupation(s)
             Name, Age and Address      Length of Service        During Past 5 Years        Other Directorships Held
          -------------------------------------------------------------------------------------------------------------
          George C. Parker (61)         Director (since     Dean Witter Distinguished      Board of Directors:
          Graduate  School of Business  2001)               Professor of Finance (since    Affinity Group (since
          (Room K301)                                       1994); Associate Dean for      1998); Bailard, Biehl and
          Stanford University                               Academic Affairs, Director     Kaiser, Inc. (since 1985);
          521 Memorial Way                                  of MBA Program, and            California Casualty Group
          Stanford, CA 94305                                Professor, Stanford            of Insurance Companies
                                                            University: Graduate School    (since 1978); Continental
                                                            of Business (1993-2001).       Airlines, Inc. (since
                                                                                           1996); Community First
                                                                                           Financial Group (since 1995);
                                                                                           Dresdner/RCM Mutual Funds
                                                                                           (1994-2002); Tyon Ranch
                                                                                           Company (since 1999).

          W. Allen Reed (54)            Director (since     President and Chief            Director (since 1994) of
          General Motors Investment     1996)               Executive Officer (since       General Motors Investment
          Management Corp.                                  1994) of General Motors        Management Corporation;
          767 Fifth Avenue                                  Investment Management          Director (1995-1998) of
          New York, NY 10153                                Corporation.                   Taubman Centers, Inc. (a
                                                                                           real estate investment
                                                                                           trust); Director (since 1992)
                                                                                           of FLIR Systems (an imaging
                                                                                           technology company); Director
                                                                                           (since 1994) of General
                                                                                           Motors Acceptance
                                                                                           Corporation; Director (since
                                                                                           1994) of GMAC Insurance
                                                                                           Holdings, Inc.; Director
                                                                                           (since 1995) of Global
                                                                                           Emerging
          -------------------------------------------------------------------------------------------------------------


                                                                                           Markets Fund;
                                                                                           Director (since 2000) of
                                                                                           Temple Inland Industries;
                                                                                           Chairman (since 1995) of the
                                                                                           Investment Advisory Committee
                                                                                           of Howard Hughes Medical
                                                                                           Institute.

          ------------------------------------------------------------------------------------------------------------
                                                 Officers who are not Directors
          ------------------------------------------------------------------------------------------------------------
             Name, Age and Address           Position          Principal Occupation(s)        Directorships Held by
                                                                 During Past 5 Years                Officers
          ------------------------------------------------------------------------------------------------------------
          Lee T. Kranefuss (39)         Vice President      Chief Executive Officer of     Board of Trustees for
          Barclays Global Investors                         the Individual Investor        Barclays Global Investors
          45 Fremont Street                                 Business of BGI; The Boston    Funds and Master
          San Francisco, CA 94105                           Consulting Group (until        Investment Portfolios
                                                            1997).                         (since 2001).

          Michael Latham (36)           Secretary,          Director of Mutual Fund        None.
          Barclays Global Investors     Treasurer and       Delivery in the U.S.
          45 Fremont Street             Principal           Individual Investor Business
          San Francisco, CA 94105       Financial Officer   of BGI (since 2000); Head of
                                                            Operations, BGI Europe
                                                            (1997-2000)

          Donna M. Rogers (36)          Assistant           Senior Director (formerly      None.
          Investors Bank & Trust Co.    Treasurer           Director), Mutual Fund
          200 Clarendon Street                              Administration at Investors
          Boston, MA 02116                                  Bank & Trust Company
                                                            ("IBT")(since 1994).

          Jeffrey J. Gaboury (33)       Assistant           Director (formerly Manager),   None.
          Investors Bank & Trust Co.    Treasurer           Mutual Fund Administration,
          200 Clarendon Street                              Reporting and Compliance,
          Boston, MA 02116                                  IBT (since 1996)

          Susan C. Mosher (47)          Assistant           Senior Director & Senior       None.
          Investors Bank & Trust Co.    Secretary           Counsel, Mutual Fund
          200 Clarendon Street                              Administration, IBT (since
          Boston, MA 02116                                  1995).

          Sandra I. Madden (36)         Assistant           Senior Associate Counsel,      None.
          Investors Bank & Trust Co.    Secretary           Mutual Fund Administration,
          200 Clarendon Street                              IBT (since 1999); Associate,
          Boston, MA 02116                                  Scudder Kemper Investments,
                                                            Inc. (1996-1999).

          Lois Towers (52)              Assistant Vice      US Compliance Officer, BGI     None.
          Barclays Global Investors     President-AML       (since 1999);
          45 Fremont Street             Compliance Officer
          San Francisco, CA 94105

The following table sets forth, as of December 31, 2001, the dollar range of equity securities beneficially owned by each Director in the funds and in other registered investment companies overseen by the Director within the same family of investment companies as the Company.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Aggregate Dollar Range of Equity
                                                                                            Securities in All Registered
                                                                                          Investment Companies Overseen by
                                                                                          Director in Family of Investment
    Name of Director             Dollar Range of Equity Securities in the Funds                       Companies
---------------------------------------------------------------------------------------------------------------------------------
Garrett F. Bouton         iShares S&P 500 Index Fund:  over $100,000                                over $100,000
                          iShares Dow Jones U.S. Technology Sector Index Fund:  over
                          $100,000

                          iShares Russell 2000 Value Index Fund:  over $100,000
                          iShares Russell 1000 Value Index Fund:  $50,001 - $100,000
---------------------------------------------------------------------------------------------------------------------------------
Nathan Most               iShares MSCI EAFE Index Fund:  over $100,000                              over $100,000
---------------------------------------------------------------------------------------------------------------------------------
John B. Carroll           N/A                                                                            N/A
---------------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons          iShares S&P 500 Index Fund:  $1 - $10,000                                 $1 - $10,000
---------------------------------------------------------------------------------------------------------------------------------
George G.C. Parker        iShares S&P 100 Index Fund:  $50,001 - $100,000                           over $100,000
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                          iShares S&P Midcap 400/Barra Value Index Fund:  $10,001 -
                          $50,000
                          iShares S&P Global 100 Index Fund:  $10,001 - $50,000
                          iShares Dow Jones U.S. Technology Sector Index Fund:
                          $10,001 - $50,000
                          iShares Russell 1000 Value Index Fund:  over $100,000
                          iShares MSCI France Index Fund:  $10,001 - $50,000
                          iShares MSCI Mexico Index Fund: $10,001 - $50,000
                          iShares MSCI Singapore Index Fund: $10,001 - $50,000
                          iShares MSCI South Korea Index Fund:  $10,001 - $50,000
                          iShares MSCI United Kingdom Index Fund: $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------------------
W. Allen Reed             N/A                                                                            N/A
-------------------------------------------------------------------------------------------------------------------------------

The following table sets forth, as of December 31, 2001, for each independent Director and his immediate family members, ownership of securities in the Company's investment adviser, principal underwriter, or any person, other than an investment company, directly or indirectly controlling, controlled by, or under common control with the Company's investment adviser or principal underwriter.

-----------------------------------------------------------------------------------------------------------------------------
  Name of Director    Name of Owners and         Company          Title of Class    Value of Securities   Percent of Class
                       Relationship to
                           Director
-----------------------------------------------------------------------------------------------------------------------------
Garrett F. Bouton            Self            Barclays Global          Options       None (not exercised)         N/A
                                                Investors
-----------------------------------------------------------------------------------------------------------------------------
Nathan Most                  N/A
-----------------------------------------------------------------------------------------------------------------------------
John B. Carroll              N/A
-----------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons             N/A
-----------------------------------------------------------------------------------------------------------------------------
George G.C. Parker           N/A
-----------------------------------------------------------------------------------------------------------------------------
W. Allen Reed                N/A
-----------------------------------------------------------------------------------------------------------------------------


Committees of the Company. Each Independent Director of the Company serves on the Audit and Nominating Committees of the Company. The purposes of the Audit Committee are to assist the Board of Directors (1) in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (2) in its oversight of the Trust's/Company's financial statements and the independent audit thereof; (3) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) in evaluating the independence of the independent accountants. The Audit Committee of the Company met twice during calendar year ended December 31, 2001.

The Nominating Committee nominates individuals for Independent Director membership on the Board of Directors. The Nominating Committee evaluates candidates' qualifications for board membership, including their independence from the investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Directors. The Nominating Committee met once during the calendar year ended December 31, 2001.

Remuneration of Directors and Officers. The Company pays each Director an annual retainer of $50,000 plus a per meeting fee of $500 for meetings of the Board attended by the Director. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Director during the calendar year ended December 31, 2001:

                                                         Aggregate       Pension or
                                                         Estimated       Retirement                          Total Estimated
                                                        Compensation  Benefits Accrued   Estimated Annual     Compensation
                                                          from the   As Part of Company    Benefits Upon      From the Fund
Name of Director                                          Company        Expenses**        Retirement**     and Fund Complex*
----------------                                          -------        ----------        ------------     -----------------
Garrett F. Bouton***                                        $ 0        Not Applicable.    Not Applicable.          $ 0
John B. Carroll                                            $_____      Not Applicable.    Not Applicable.        $______
Richard K. Lyons***                                         $ 0        Not Applicable.    Not Applicable.       $ 52,500


Nathan Most                                                $_____      Not Applicable.    Not Applicable.       $172,000
George G.C. Parker***                                       $ 0        Not Applicable.    Not Applicable.       $ 52,500
W. Allen Reed                                              $_____      Not Applicable.    Not Applicable.        $______

* Includes compensation as Director of iShares Trust, an investment company with over 50 investment portfolios also advised by BGFA.

** No Director or Officer is entitled to any pension or retirement benefits from the Company.

*** Messrs. Bouton, Lyons and Parker did not serve as Directors of the Company during the year ended December 31, 2001.

No Director or Officer is entitled to any pension or retirement benefits from the Company. Directors and officers of the Company collectively owned less than 1% of each of the Company's outstanding shares as of October 2, 2002.

INVESTMENT ADVISORY, MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

Investment Advisor. Barclays Global Fund Advisors (the "Advisor") acts as investment advisor to the Company and, subject to the supervision of the Board, is responsible for the investment management of the Fund. The Advisor is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment advisor under the Investment Advisers Act of 1940. The Advisor and its parent, Barclays Global Investors, N.A., manage, administer or advise assets aggregating in excess of $___ billion as of October 31, 2002.

The Advisor serves as investment advisor to the Fund pursuant to an Advisory Agreement (the "Advisory Agreement") between the Company and the Advisor. Under the Advisory Agreement, the Advisor, subject to the supervision of the Company's Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund's assets. The Advisor may enter into subadvisory agreements with additional investment advisors to act as subadvisors with respect to the Fund. The Advisor will pay subadvisors, if any, out of the fees received by the Advisor. The Advisor is responsible for (i) placing purchase and sale orders, (ii) providing continuous supervision of the investment portfolio of the Fund, and (iii) the general management of the Company's affairs. For its investment management services to the Fund, the Advisor is paid a fee equal to ___% per annum of the aggregate net assets of the Fund.

Pursuant to the Advisory Agreement, the Advisor is responsible for the payment of all of the expenses of the Fund, other than (i) expenses of the Fund incurred in connection with the execution of portfolio securities transactions on behalf of the Fund, (ii) expenses incurred in connection with any distribution plan adopted by the Company in compliance with Rule 12b-1 under the Investment Company Act of 1940, (iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Company who are not "interested persons" (as defined in the Investment Company Act of 1940) deems to be an extraordinary expense and (vi) the advisory fee payable to the Advisor under the Advisory Agreement. The management fees are accrued daily and paid by the Company as soon as practical after the last day of each calendar quarter.

The Company's management fees, like those paid by most index funds, are lower than those paid by many actively managed funds. One reason for the difference in fee levels is that passive management requires fewer investment, research and trading decisions, thereby justifying lower fees. Pursuant to the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Company, unless caused by the Advisor's willful malfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations under the Advisory Agreement. The Advisory Agreement is subject to annual approval by (1) the Company's Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, provided that in either event the continuance also is approved by a majority of the Company's Board who are not interested persons (as defined in the 1940 Act) of the Company by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities. The Advisory Agreement is also terminable upon 60 days' notice by the Advisor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisory Agreement between the Company and BGFA was most recently approved by the Board of Trustees on May 21, 2002. In making the determination to approve the Investment Advisory Agreement, the Board considered the qualifications of BGFA to provide advisory services, an analysis of BGFA's profitability, and the reasonableness of the advisory fees paid to BGFA in relation to the services provided and the advisory fees paid by other comparable mutual funds. Based on these considerations, the Board concluded that the terms of the Advisory Agreement are fair and reasonable with respect to the Company, are in the best interests of the Company's shareholders, and are similar to those which could have been obtained through arm's length negotiations.

Code of Ethics. Each of the Company, the Advisor and the Company's Distributor, SEI Investments Distribution Co. (the "Distributor"), have adopted a Code of Ethics designed to prevent affiliated persons of the Company, the Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Company ("Investors Bank") serves as Administrator, Custodian and Transfer Agent for the Fund. Its principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Company, Investors Bank provides necessary administrative and accounting services for the maintenance and operations of the Company and the Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Investors Bank pays Morgan Stanley & Co. Incorporated a fee of 0.05% of the average daily net assets of the Company for sub-administration services as described under "The Sub-Administrator" below. Under the Custodian Agreement with the Company, Investors Bank maintains in separate accounts cash, securities and other assets of the Company and the Fund, keeps all necessary accounts and records, and provides other services. Investors Bank is required, upon the order of the Company, to deliver securities held by Investors Bank and to make payments for securities purchased by the Company for the Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Company, Investors Bank acts as a transfer agent for the Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Sub-Administrator. Morgan Stanley & Co. Incorporated provides certain sub-administrative services relating to the Company pursuant to a Sub-Administration Agreement and receives a fee from the Administrator equal to 0.05% of the Company's average daily net assets for providing such services. Morgan Stanley & Co. Incorporated, as Sub-Administrator, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York, 10036.

Distributor. SEI Investments Distribution Co. is the principal underwriter and distributor of iShares. The Distributor's principal offices are located at One Freedom Valley Drive, Oaks, PA 19456. Investor information can be obtained by calling 1-800-iShares (1-800-474-2737). The Distributor has entered into an agreement with the Company which will continue for two years from its effective date, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Company shares.

iShares will be continuously offered for sale by the Company through the Distributor only in Creation Units, as described below under "Purchase and Issuance of iShares in Creation Units." iShares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Company. The Distributor will deliver a prospectus to persons purchasing iShares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. SEI Investments Distribution Co. as Distributor, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company.

To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services they provide, including for example, advertising, sales and marketing expenses, the Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, for the Fund, the Distributor is entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to the Fund at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of the Fund. From time to time the Distributor may waive all or a portion of these fees.

The Plan is designed to enable the Distributor to be compensated by the Company for distribution services provided by it with respect to the Fund. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"), evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to the Fund to which it applies, by a vote of a majority of the outstanding voting securities of the Fund (as such vote is defined in the 1940 Act). If a Plan is terminated (or not renewed) with respect to any one or more fund to which it applies, it may continue in effect with respect to any fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The distribution fees payable under the 12b-1 Plan are used to pay distribution related expenses, including: compensation to the distributor at a rate fixed by the Company's Board of Directors from time to time (currently 0.02% of the Company's average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Company at a rate of 0.035% of the Company's average daily net assets attributed to the Company's original 17 funds; and reimbursements of expenses incurred by the distributor and other persons (principally the Advisor) in connection with the distribution of the Company's shares.

In addition, the Distributor also has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor will pay such broker-dealers or other persons, out of Rule 12b-1 fees received from the Fund to which such fees apply, at the annual rate of up to 0.25 of 1% of the average daily net asset value of iShares held through DTC for the account of such DTC Participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by such persons.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Company (as defined under the 1940 Act) or
(ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

BROKERAGE ALLOCATION

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Advisor looks for prompt execution of the order at a favorable price. Generally, the Advisor works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Company will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of the Fund is investment performance that corresponds to that of an index, the Advisor does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

Subject to allocating brokerage to receive a favorable price and prompt execution, the Advisor may select brokers who are willing to provide payments to third party service suppliers to the Fund, to reduce expenses of the Fund.

The Advisor assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Company and one or more other investment companies or clients supervised by the Advisor are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Advisor, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for the Fund is expected to be under 50%. See "Implementation of Policies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

ADDITIONAL INFORMATION CONCERNING iSHARES

Capital Stock. The Company currently is comprised of 23 series of shares of common stock, par value $0.001 per share, referred to herein as iShares. Each fund has been issued as a separate class of capital stock. In addition to the 23 funds, the Company has authorized for issuance, but is not currently offering for sale to the public, six additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Articles of Incorporation provide that the shares of each series of common stock of the Company are redeemable, at net asset value, at the option of the Company, in whole or any part, on such terms as the Board of Directors may by resolution approve, without the consent of the holders thereof.

Each iShares issued by the Company has a pro rata interest in the assets of the corresponding fund. The Company is currently authorized to issue 10.9 billion shares of common stock. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confers upon the Board of Directors the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each iShares has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Company (regardless of the fund) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

The Company issues through the Authorized Participants to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors approved by the Company's Directors and by the stockholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial owners also receive annually notification as to the tax status of the Company's distributions.

Stockholder inquiries may be made by writing to the Company c/o the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456.

Book Entry Only System. DTC acts as securities depositary for iShares. iShares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for iShares.

DTC has advised the Company as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in iShares.

Beneficial owners of iShares are not entitled to have iShares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of iShares. The Company understands that under existing industry practice, in the event the Company requests any action of holders of iShares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding iShares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Company recognizes DTC or its nominee as the owner of all iShares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the iShares holdings of each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial owners holding iShares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

iShares distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of iShares, unless the Company makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which iShares may be listed).

PURCHASE AND REDEMPTION OF iSHARES

Creation Units. The Company issues and redeems iShares of the Fund only in aggregations of iShares specified for the Fund. The following table sets forth the number of iShares of the Fund that constitutes a Creation Unit for the Fund and the value of such Creation Unit at October 31, 2002:

                                               Value Per
                             iShares Per        Creation
       Index Fund           Creation Unit     Unit ($U.S.)
-------------------------- ----------------- ---------------
South Africa

See "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units" below. The Board of Directors of the Company reserves the right to declare a split or a consolidation in the number of iShares outstanding of the Fund, and to make a corresponding change in the number of iShares constituting a Creation Unit, in the event that the per iShares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of iShares in Creation Units.

General. The Company issues and sells iShares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A "Business Day" with respect to the Fund is any day on which (i) the American Stock Exchange ("AMEX") and (ii) the stock exchange(s) and Company subcustodian(s) relevant to the Fund are open for business. As of the date of this SAI, the AMEX observes the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to the Fund are set forth in Appendix A to this SAI.

Portfolio Deposit. The consideration for purchase of a Creation Unit of iShares of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the Fund's benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for shares of the Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables the Company to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Company for the entire Accumulation Period. The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation
Unit) of the Fund and (y)
the sum of (i) the Dividend Equivalent Payment and (ii) the market value (per Creation Unit) of the securities deposited with the Company (the sum of (i) and
(ii) is referred to as the "Deposit Amount"). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

The Advisor makes available through the National Securities Clearing Corporation ("NSCC") on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of iShares of the Fund until such time as the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Company reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the Fund, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding iShares of the Fund, will be made available.

Role of The Authorized Participant. Creation Units of iShares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of iShares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of iShares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of iShares, the Authorized Participant must submit to the Distributor an irrevocable order to purchase iShares after 9:00 a.m. but not later than 4:00 p.m., Eastern time on the relevant Business Day. The Distributor shall cause the Advisor and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. The Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Company. Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of iShares. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

Investors should be aware that an Authorized Participant may require orders for purchases of iShares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Creation Unit Purchase Orders and Redemption Requests. Although an Authorized Participant ordinarily must submit to the Distributor a purchase order or a redemption request in respect of Creation Units of the Fund on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time, the Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the AMEX is not open for business) via communication through the facilities of the Distributor's proprietary web site maintained for this purpose. However, the ability of an Authorized Participant to submit a purchase order or redemption request at any time via this web site does not assure the Authorized Participant that such order or request will be accepted or processed at the net asset value determined on the date of such submission. The purchase order or redemption request, if accepted by the Company, will be processed based on the net asset value determined after such acceptance, either on the date of submission or on the next day that net asset value is determined, as the case may be, in accordance with the Company's standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this Statement of Additional Information.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order until acceptance.

Once the Company has accepted an order, upon next determination of the net asset value of the shares, the Company will confirm the issuance of a Creation Unit of iShares of the Fund, against receipt of payment, at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Company reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of the Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (b) the Deposit Securities delivered are not as specified by the Advisor, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Company or the Advisor, have an adverse effect on the Company or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Company, the Distributor and the Advisor make it for all practical purposes impossible to process purchase orders. The Company shall notify a prospective purchaser of its rejection of the order of such person. The Company and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of iShares of the Fund will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Advisor shall be notified of such delivery, and the Company will issue and cause the delivery of the Creation Unit of iShares.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Company will issue Creation Units of iShares to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 125% of the value of the missing Deposit Securities in accordance with the Company's then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Company's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company's determination shall be final and binding.

Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of iShares are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of iShares are described below.

Purchase Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units of iShares. Purchasers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate the Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of iShares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company.

                                                  Maximum Additional
                            In-kind and cash     Variable Charge for
       Index Fund               purchases          Cash Purchases*
-------------------------- -------------------- -----------------------
South Africa                     $_____                ____0%

* As a percentage of the value of amount invested.

See "Investment Advisory, Management, Administrative and Distribution Services" herein, for additional information concerning the distribution arrangements for iShares.

Redemption of iShares in Creation Units. iShares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. The Company will not redeem iShares in amounts less than Creation Units. Beneficial owners also may sell iShares in the secondary market, but must accumulate enough iShares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of iShares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of iShares to constitute a redeemable Creation Unit.

The Advisor makes available through the NSCC immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the Advisor through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian or New Zealand holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of iShares.

A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

                                                Additional variable
                           In-kind and cash       charge for cash
Index Fund                   Redemptions            redemptions*
------------------------ --------------------- -----------------------
South Africa                    $_____                 ____%

* As a percentage of the value of amount invested.

Redemption requests in respect of Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the iShares to the Company's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Company's Transfer Agent the Creation Unit of iShares being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (ii) a request in form satisfactory to the Company is received by the Distributor from the Authorized

Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor's iShares through DTC's facilities by 2:00 p.m. on the AMEX business day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the iShares.

Upon receiving a redemption request, the Distributor shall notify the Company and the Company's Transfer Agent of such redemption request. The tender of an investor's iShares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds iShares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "Book-Entry System Only."

In connection with taking delivery of shares of Deposit Securities upon redemption of iShares, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Fund relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of iShares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the
Fund). Redemptions of iShares for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of iShares to be redeemed to the Company, at or prior to 2:00 p.m. on the AMEX business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 125% of the value of the missing iShares in accordance with the Company's then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The Company's current procedures for collateralization of missing iShares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Company's custodian and marked to market daily, and that the fees of the custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Company to purchase the missing iShares or acquire the Portfolio Securities and the Cash Component underlying such iShares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such iShares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the Portfolio Securities of the Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for the Fund, stockholders may not be able to redeem their shares of the Fund, or to purchase or sell iShares on the AMEX, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Determining Net Asset Value. Net asset value per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that the AMEX is open. The Company may establish additional times for the computation of net asset value of the Fund in the future in connection with the possible future trading of iShares of the Fund on one or more foreign exchanges.

Portfolio securities for which market prices are readily available are valued using the official closing prices of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Fund. Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company's Board of Directors. Currency values generally are converted into U.S. dollars using the same exchange rates utilized by Morgan Stanley Capital International in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI in the event the Advisor concludes that such rate is more appropriate. Any such use of a different rate than MSCI may adversely affect the Fund's ability to track its benchmark MSCI Index.

Continuous Offering. The method by which Creation Units of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of iShares are issued and sold by the Company on an ongoing basis, at any point a "distribution", as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent iShares, and sells some or all of the iShares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person's activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Company has, however, applied to the Securities and Exchange Commission for an exemption from this prospectus delivery obligation in ordinary iShares secondary market transactions under certain circumstances, on the condition that iShares purchasers are provided with a iShares product description. If the SEC granted the Company this relief, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to iShares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national exchange member in connection with a sale on the national exchange is satisfied by the fact that the Fund's prospectus is available at the national exchange (i.e., the AMEX) upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national exchange and not with respect to "upstairs" transactions. Foreign brokers are advised that it has been the SEC's policy for many years that sales of open-end investment companies that register with the SEC (such as the Fund) be sold in accordance with the requirements of United States law, except that in the case of a conflict with specifically applicable foreign law, the foreign law generally would be considered controlling.

TAXES

The Company on behalf of the Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Purchase and Issuance of iShares in Creation Units."

The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(3)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

The Fund may be subject to foreign income taxes withheld at source. The Fund will elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund provided that the investor held the Fund, and the Fund held the security, on the ex-dividend date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor will
(i) include in gross income, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income

(i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund which represents income derived from foreign sources; the Fund's gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. Taxes other than foreign income taxes are not passed through to you in this way.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund or (iii) the Fund, in certain circumstances, is entitled to mark-to-market annually the shares of the passive foreign investment company, and is required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

The Fund will be subject to a 4 percent excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year plus 98 percent of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4 percent excise tax.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

An investor in the Fund that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to adverse U.S. tax consequences. For example, dividends paid out of the Fund's investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in the Fund.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Company should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

PERFORMANCE INFORMATION

The performance of the Fund may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or the life of the Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of the Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

Average annual total return before taxes is calculated according to the following formula: P(1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion).

Average annual total return after taxes on distributions is calculated according to the following formula: P(1 + T)/n/ = ATV\\D\\ (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ATV\\D\\ = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion, after taxes on distributions but not after taxes on redemption).

Average annual total return after taxes on distributions and redemption is calculated according to the following formula: P(1 + T)/n/ = ATV\\DR\\ (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ATV\\DR\\ = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion, after taxes on distributions and redemption).

Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in the Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of iShares and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

The yield of the Fund is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(a-b/cd + 1)\6\-1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period).

Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Such quotations for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable; total returns and yields would, of course, be lower if such charges were taken into account.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Company with performance quoted with respect to other investment companies or types of investments.

Because some or all of the Company's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Company's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Company. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance information for any of the countries in which the Company invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

From time to time, in advertising and marketing literature, the Company's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Company will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

In addition, in connection with the communication of its performance to current or prospective shareholders, the Company also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:

      . Dow Jones Industrial Average
      . Consumer Price Index
      . Standard & Poor's 500 Composite Stock Price Index (S&P 500)
      . Nasdaq OTC Composite Index
      . Nasdaq Industrials Index
      . International Finance Corporation's (Global) Composite and (Investable)
        Composite Indices
      . Morgan Stanley Capital International Indices
      . Nasdaq Composite Index
      . Wilshire 5000 Stock Index

In addition, the Company from time to time may compare the results of the Fund to other benchmark indices. From time to time, the Company may use in marketing materials a graph entitled "The Efficient Frontier," which illustrates the historical risks and returns of selected unmanaged indices which track the performance of various combinations of United States and international securities for a certain time period, such as twenty years. A twenty year graph, for example, shall use twenty year annualized international returns represented by the MSCI Europe, Australasia and Far East (EAFE) Index and twenty year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall performance within each index. Data presented in the graph shall be provided by Ibbotson Associates, Inc. Performance of an index is historical and does not represent performance of the Company, and is not a guarantee of future results.

Evaluation of Company performance of the Fund or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Company, including reprints of, or selections from, editorials or articles about the Company. Sources for Company performance information and articles about the Company include, but are not limited to, the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.
Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews investment company performance data.
Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of investment companies investing abroad.
CDA Investment Technologies, an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate indices. Forbes, a national business publication that from time to time reports the performance of specific investment companies.

Fortune, a national business publication that periodically rates the performance of a variety of investment companies.
The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.
Ibbotson Associates, Inc., a company specializing in investment research and data.
Investment Company Data, Inc., an independent organization that provides performance ranking information for broad classes of mutual funds.
Investor's Business Daily, a daily newspaper that features financial, economic, and business news.
Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.
Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.
Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.
Morgan Stanley International, an integrated investment banking firm that compiles statistical information.
The New York Times, a nationally distributed newspaper that regularly covers financial news.
Smart Money, a national personal finance magazine published monthly by Dow Jones & Company, Inc. and The Hearst Corporation that focuses on ideas for investing, spending and saving.
Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.
The Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.
Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.
Worth, a national publication distributed ten times per year by Capital Publishing Company, a subsidiary of Fidelity Investments that focuses on personal financial journalism.

COUNSEL AND INDEPENDENT AUDITORS

Counsel. Morgan, Lewis & Bockius LLP, Washington, D.C., is counsel to the
-------
Company.

Independent Auditors. _________________ currently serves as the independent
---------------------
auditors of the Company.

                                                                     APPENDIX A

The Company intends to effect deliveries of Portfolio Securities on a basis of "T" plus three New York business days (i.e., days on which the New York Stock Exchange is open) in the relevant foreign market of the Fund, except as discussed below. The ability of the Company to effect in-kind redemptions within three New York business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays but "good" New York business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within three New York business days.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than seven calendar days for the Fund, in certain circumstances, during the calendar year 2003. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

iShares MSCI SOUTH AFRICA Index Fund

Regular Holidays. The regular South African holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

New Year's Day                            January 1, 2003
Human Rights Day                           March 21, 2003
Good Friday                                April 18, 2003
Family Day                                 April 21, 2003
Worker's Day                                  May 1, 2003
Worker's Day                                June 16, 2003
Heritage Day                           September 24, 2003
Day of Reconciliation                   December 16, 2003
Christmas Day                           December 25, 2003
Day of Goodwill                         December 26, 2003

Redemption. A redemption request over the following South African holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2003:)

                              Redemption       Redemption
Date         Holiday       Request Date (R)  Settlement Date  Settlement Period
----         -------       ----------------  ---------------  -----------------
4/18/03     Good Friday          4/11/03         4/22/03            R +11
4/21/03      Family Day          4/14/03         4/23/03            R +9
4/18/03      Family Day          4/15/03         4/24/03            R +9
4/18/03      Family Day          4/16/03         4/25/03            R +9
4/18/03      Family Day          4/17/03         4/28/03            R +11
12/25/03   Christmas Day         12/18/03        12/29/03           R +11
12/25/03   Christmas Day         12/19/03        12/30/03           R +11
12/26/03  Day of Goodwill        12/22/03        12/31/03           R +9

In the calendar year 2003, R+__ calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI South Africa Index Fund.

                                  iSHARES, INC.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

Exhibit
Number                     Description

(a.1)    Registrant's Amended and Restated Articles of Incorporation.(1)
(a.2)    Registrant's Articles of Amendment.(4)
(a.3)    Registrant's Articles Supplementary.(8)
(a.4)    Registrant's Articles of Amendment.(9)
(a.5)    Registrant's Articles Supplementary. (11)
(b.1)    Registrant's Amended By-Laws.(1)
(b.2)    Registrant's Amendment No. 1 to Amended By-Laws.(5)
(c.)     None.
(d.1) Form of Investment Management Agreement between Registrant and Barclays Global Fund Advisors.(14)
(d.2)    Form of amended Schedule A to Investment Management Agreement. (11)
(e.1) Distribution Agreement between Registrant and SEI Investments Distribution Co.(10)
(e.2)    Amended Exhibit A to Distribution Agreement. (11)
(e.3)    Form of Authorized Participant Agreement.(11)
(e.4)    Authorized Participant Agreement for Merrill Lynch.(3)
(e.5)    Form of Sales and Investor Services Agreement.(10)
(f.)     None.
(g.1)    Custody Agreement between Registrant and The Chase Manhattan Bank.(11)
(g.2)    Amended Appendix 2 to Custody Agreement.(11)
(h.1) Amended Administration and Accounting Services Agreement between Registrant and PFPC Inc.(6)
(h.2) Amended Exhibit A to Amended Administration and Accounting Services Agreement. (11)
(h.3) Transfer Agency Services Agreement between Registrant and PNC Bank, National Association.(3)
(h.4)    Amendment to Transfer Agency Services Agreement.(5)
(h.5)    Amended Exhibit A to Transfer Agency Services Agreement. (11)
(h.6) Sub-License Agreement between Registrant and Barclays Global Investors with respect to the use of the MSCI Indices. (10)
(h.7) Sub-Administration Agreement between Registrant and Morgan Stanley Trust Company.(6)
(h.8) Assignment Letter among Morgan Stanley Trust Company, Morgan Stanley & Co. Incorporated and PFPC Inc.(7)
(h.9)    Amended Exhibit A to Sub-Administration Agreement.(11)
(h.10) Securities Lending Agreement between Registrant and The Chase Manhattan Bank. (11)
(h.11)   Amended Schedule A to Securities Lending Agreement. (11)
(i.1)    Opinion of Counsel. (12)
(j.)     None.
(k.)     None.
(l.1)    Subscription Agreement between the Registrant and Funds Distributor,
         Inc.(2)
(l.2) Letter of Representations among the Registrant, Depository Trust Company ("DTC") and Morgan Stanley Trust Company. (1)
(l.3)    Letter of Representations between the Registrant and DTC. (10)
(l.4)    Letter of Representations between the Registrant and DTC. (12)
(m.)     Amended Plan of Distribution pursuant to Rule 12b-1. (14)
(n.)     None.
(o.)     Not applicable, as Registrant is an open-end fund.
(p.1)    Code of Ethics of the Registrant.(9)
(p.2)    Code of Ethics of Barclays Global Fund Advisors.(9)
(q.)     Powers of Attorney. (14)
----------------------------

(1) Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 2, filed March 1, 1996, to the Company's initial registration statement on Form N-1A filed on September 29, 1995 (the "Registration Statement").
(2) Exhibit is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement, filed on March 6, 1999.
(3) Exhibit is incorporated herein by reference to Post-Effective Amendment ("PEA") No. 1 to the Registration Statement, filed on October 30, 1996.
(4) Exhibit is incorporated herein by reference to PEA No. 2 to the Registration Statement, filed on December 27, 1996.
(5) Exhibit is incorporated herein by reference to PEA No. 8 to the Registration Statement, filed on August 27, 1997.
(6) Exhibit is incorporated herein by reference to PEA No. 10 to the Registration Statement, filed on October 29, 1997.
(7) Exhibit is incorporated herein by reference to PEA No. 12 to the Registration Statement, filed on November 25, 1998.
(8) Exhibit is incorporated herein by reference to PEA No. 16 to the Registration Statement, filed on December 22, 1999.
(9) Exhibit is incorporated herein by reference to PEA No. 17 to the Registration Statement, filed on November 3, 2000.
(10) Exhibit is incorporated herein by reference to PEA No. 18 to the Registration Statement, filed on December 30, 2000.
(11) Exhibit is incorporated herein by reference to PEA No. 19 to the Registration Statement, filed on July 16, 2001.
(12) Exhibit is incorporated herein by reference to PEA 21 to the Registration Statement, filed on October 22, 2001.
(13) Exhibit is incorporated herein by reference to PEA 22 to the Registration Statement, filed on November 1, 2001.
(14) Exhibit is incorporated herein by reference to PEA 24 to the Registration Statement, filed on September 19, 2002.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.

ITEM 25.  INDEMNIFICATION.

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement, filed on January 15, 1997.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The Fund is advised by Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), 45 Fremont Street, San Francisco, CA 94105. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. Information as to the executive officers and directors of BGFA is included in its Form ADV initially filed on November 15, 1984 and updated on May 30, 2001 with the SEC (File No. 801-22609) and is incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

         SEI Daily Income Trust                               July 15, 1982
         SEI Liquid Asset Trust                               November 29, 1982
         SEI Tax Exempt Trust                                 December 3, 1982
         SEI Index Funds                                      July 10, 1985
         SEI Institutional Managed Trust                      January 22, 1987
         SEI Institutional International Trust                August 30, 1988
         The Advisors' Inner Circle Fund                      November 14, 1991
         CU FUND                                              May 1, 1992
         STI Classic Funds                                    May 29, 1992
         First American Funds, Inc.                           November 1, 1992
         First American Investment Funds, Inc.                November 1, 1992
         The Arbor Fund                                       January 28, 1993
         The PBHG Funds, Inc.                                 July 16, 1993
         The Achievement Funds Trust                          December 27, 1994
         Bishop Street Funds                                  January 27, 1995
         STI Classic Variable Trust                           August 18, 1995
         ARK Funds                                            November 1, 1995
         Huntington Funds                                     January 11, 1996
         SEI Asset Allocation Trust                           April 1, 1996
         TIP Funds                                            April 28, 1996
         SEI Institutional Investments Trust                  June 14, 1996
         First American Strategy Funds, Inc.                  October 1, 1996
         HighMark Funds                                       February 15, 1997
         Armada Funds                                         March 8, 1997
         PBHG Insurance Series Fund, Inc.                     April 1, 1997
         The Expedition Funds                                 June 9, 1997
         Alpha Select Funds                                   January 1, 1998
         Oak Associates Funds                                 February 27, 1998
         The Nevis Fund, Inc.                                 June 29, 1998
         CNI Charter Funds                                    April 1, 1999
         The Armada Advantage Fund                            May 1, 1999
         Amerindo Funds Inc.                                  July 13, 1999
         Huntington VA Funds                                  October 15, 1999
         Friends Ivory Funds                                  December 16, 1999
         SEI Insurance Products Trust                         March 29, 2000
         Pitcairn Funds                                       August 1, 2000
         First Focus Funds, Inc.                              October 1, 2000
         JohnsonFamily Funds, Inc.                            November 1, 2000
         The MDL Funds                                        January 24, 2001

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement, and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Following is information with respect to each director, officer or partner of the Distributor. The business address of each director or officer is 1 Freedom Valley Drive, Oaks, PA 19456.

       Name                         Position and Office with the Distributor
       ----                         ----------------------------------------

       Alfred P. West, Jr.          Director, Chairman of the Board of Directors
       Richard B. Lieb              Director, Executive Vice President
       Carmen V. Romeo              Director
       Mark J. Held                 President & Chief Operating Officer
       Dennis J. McGonigle          Executive Vice President
       Robert M. Silvestri          Chief Financial Officer & Treasurer
       Todd Cipperman               Senior Vice President & General Counsel
       Leo J. Dolan, Jr.            Senior Vice President
       Carl A. Guarino              Senior Vice President
       Jack May                     Senior Vice President
       Hartland J. McKeown          Senior Vice President
       Kevin P. Robins              Senior Vice President
       Patrick K. Walsh             Senior Vice President
       Wayne M. Withrow             Senior Vice President
       Robert Aller                 Vice President
       John D. Anderson             Vice President & Managing Director
       Timothy D. Barto             Vice President & Assistant Secretary
       Robert Crudup                Vice President & Managing Director
       Richard A. Deak              Vice President & Assistant Secretary
       Scott W. Dellorfano          Vice President & Managing Director
       Barbara Doyne                Vice President
       Jeff Drennen                 Vice President
       Scott C. Fanatico            Vice President & Managing Director
       Vic Galef                    Vice President & Managing Director
       Steven A. Gardner            Vice President & Managing Director
       Lydia A. Gavalis             Vice President & Assistant Secretary
       Greg Gettinger               Vice President & Assistant Secretary
       Kathy Heilig                 Vice President
       Jeff Jacobs                  Vice President
       Samuel King                  Vice President
       John Kirk                    Vice President & Managing Director
       Kim Kirk                     Vice President & Managing Director
       John Krzeminski              Vice President & Managing Director
       Alan H. Lauder               Vice President
       Paul Lonergan                Vice President & Managing Director
       Ellen Marquis                Vice President
       Christine M. McCullough      Vice President & Assistant Secretary
       Carolyn McLaurin             Vice President & Managing Director
       Mark Nagle                   Vice President
       Joanne Nelson                Vice President
       Rob Redican                  Vice President
       Maria Rinehart               Vice President
       Steve Smith                  Vice President
       Daniel Spaventa              Vice President
       Kathryn L. Stanton           Vice President
       Lori L. White                Vice President & Assistant Secretary
       William E. Zitelli, Jr.      Vice President & Assistant Secretary

(c)      Not applicable.

Item 28   Location of Accounts and Records

(a)      The Fund maintains accounts, books and other documents required by
         Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, the "Records") at the offices of Investors Bank & Trust, 200 Clarendon Street, Boston, MA 02116.

(b) BGFA maintains all Records relating to its services as advisor at 45 Fremont Street, San Francisco, CA, 94105.

(c) SEI Investments Distribution Company maintains all Records relating to its services as distributor at 1 Freedom Valley Drive, Oaks, PA 19456.

(d) IBT maintains all Records relating to its services as transfer agent, fund accountant and custodian at 200 Clarendon Street, Boston, MA 02116.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

(a) The Company hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the holders of at least 10% of the Company's outstanding shares of common stock and, in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San
Francisco and the State of California on the    day of November, 2002.

                                            By:
                                                     --------------------------
                                                     Garrett F. Bouton
                                                     President

         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

                                            By:
                                                     --------------------------
                                                     Garrett F. Bouton

                                                     Trustee and President
                                                     Date: November      , 2002

                                                     ---------------------------
                                                     John B. Carroll*
                                                     Trustee
                                                     Date: November      , 2002

                                                     --------------------------
                                                     Richard K. Lyons*
                                                     Trustee
                                                     Date: November      , 2002

                                                     --------------------------
                                                     Nathan Most*
                                                     Trustee
                                                     Date: November      , 2002

                                                     --------------------------
                                                     George G. C. Parker*
                                                     Trustee
                                                     Date: November      , 2002

                                                     --------------------------
                                                     W. Allen Reed*
                                                     Trustee
                                                     Date: November      , 2002


                                            *By:
                                                     --------------------------
                                                     Garrett F. Bouton
                                                     Attorney in fact
                                                     Date: November      , 2002